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                                ESCROW AGREEMENT

         ESCROW AGREEMENT, dated as of June 30, 1997, among CARVER FAMILY GOLF CENTERS, INC., a Delaware corporation with executive offices at 225 Broadhollow Road, Melville, New York 11747 ("Assignee"), FAMILY GOLF CENTERS, INC., a Delaware corporation with executive offices at 225 Broadhollow Road, Melville, New York 11747 ("FGC"), CARVER GOLF ENTERPRISES, INC., a Massachusetts corporation, having an address at 45 Reservoir Park Drive, Rockland, Massachusetts, 02370 ("Assignor") and CONTINENTAL STOCK TRANSFER & TRUST COMPANY, incorporated under the laws of the United States of America with executive offices at 2 Broadway, New York, New York 10004 (the "Escrow Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, simultaneously with the execution hereof, Assignor and Assignee are consummating the transactions contemplated by the Assignment and Assumption Agreement, dated as of the date hereof (the "Purchase Agreement"), between FGC, Assignor and Assignee pursuant to which, among other things, the Assignee is assuming certain obligations of Assignor including a Lease of certain real estate in Carver, Massachusetts and purchasing certain assets of the Assignor; and

         WHEREAS, pursuant to the Purchase Agreement, 5,000 shares (the "Escrowed Property") of the FGC's Common Stock, par value $.01 per share, are required to be placed into an escrow account (the "Escrow Account") to be maintained by the Escrow Agent against any claims for indemnity under the Purchase Agreement; and

         WHEREAS, this is the Escrow Agreement referred to in the Purchase Agreement. Capitalized terms used in this Escrow Agreement and not otherwise defined herein shall have the respective meanings given to them in the Purchase Agreement.

         NOW, THEREFORE, it is agreed as follows:

I.       ESCROW.

         SECTION 1.01 APPOINTMENT OF ESCROW AGENT. Assignor and Assignee hereby appoint the Escrow Agent, and the Escrow Agent hereby agrees to serve, as Escrow Agent in accordance with, and pursuant to, this Agreement.

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         SECTION 1.02 OPERATION OF ESCROW ACCOUNT. The parties hereto agree that, subject to Section 1.03 hereof, the Escrow Account shall operate as follows:

         (a) Immediately after the Closing on the date hereof, Assignor is depositing into the Escrow Account an aggregate of 5,000 FGC Shares delivered to Assignor pursuant to the Purchase Agreement by delivering to the Escrow Agent a stock certificate in Assignor's name evidencing such FGC Shares together with a stock power duly endorsed in blank by Assignor.

         (b) At any time and from time to time on or prior to the first anniversary of the date of this Agreement, either of Assignee or FGC (collectively, "FGC Indemnified Parties") shall be entitled to give one or more notices to the Escrow Agent, signed by its President or any Vice President (with a copy to Assignor), to the effect that there has been an event entitling one or more FGC Indemnified Parties to indemnification from Assignor pursuant to the Purchase Agreement. Each such notice shall specify the amounts owed by the Assignor pursuant to the Purchase Agreement, the calculation of such amounts and, in reasonable detail, the basis therefor.

         (c) Twenty days after the Escrow Agent has received a notice pursuant to Section 1.02(b) (or, if not a business day, on the next business day following such twentieth day), it shall deliver to FGC Escrowed Property having a value, determined as set forth in Section 1.02(e), equal to the amount specified in such notice unless the Assignor shall have notified the Escrow Agent (with a copy to FGC) in writing before such date that it disagrees with Assignee's or FGC's determination that the FGC Indemnified Party or Parties specified in such notice are entitled to indemnification with respect to the Purchase Agreement, which notice shall be set forth in reasonable detail the basis for such disagreement.

         (d) Should any dispute arise with respect to the delivery, ownership, or right of possession of the Escrowed Property, the Escrow Agent, as more fully set forth in Section III (xi), is authorized and directed to retain in its possession without liability to anyone all or any part of the Escrowed Property until such dispute shall have been settled either by mutual agreement by the parties concerned or by a final order, decree, or judgment of a court of competent jurisdiction in the United States of America and time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings, and may, in its discretion, deposit such Escrowed Property with a court of competent jurisdiction in the United States of America which is hearing such dispute.

         (e) For purposes of this Agreement, in the event FGC Shares are required to be delivered to FGC pursuant to this Agreement, the value of each FGC Share which is part of the Escrowed Property shall be deemed equal to the average of the daily Closing Prices per FGC Share during the period of 10 consecutive trading days commencing 20 trading days prior to the date of delivery of such FGC Shares. The "CLOSING PRICE" of an FGC Share on any day means the last sale price (or, if no last sale is reported, the average of the high bid and low asked prices) for an FGC Share on such day (or, if such day is not a trading day, on the next preceding trading day) as reported

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on NASDAQ or, if not reported on NASDAQ, as quoted by the National Quotation
Bureau Incorporated, or if the FGC Shares are listed on an exchange, on the principal exchange on which the FGC Shares are listed. If for any day the Closing Price of a share of FGC Stock is not determinable by any of the foregoing means, then the Closing Price for such day shall be determined in good faith by the Escrow Agent on the basis of such quotations and other considerations as it may deem appropriate.

         (f) In the event that an indemnification claim is made in accordance with Section 1.02(b) hereof and such claim is not disputed by Assignor within the 20-day period referred to in Section 1.02(c) hereof, then the Assignor shall have the right to satisfy such indemnification claim in cash rather than in FGC Shares being held by the Escrow Agent, provided that the full amount of such claim is paid to Assignee or FGC within such 20-day period.

         SECTION 1.03 DISTRIBUTION OF ESCROWED PROPERTY. Unless a notice under
Section 1.02(b) has been given and Escrowed Property in satisfaction of such notice has not been delivered to FGC, either because the 20-day period has not yet run out or because a dispute relating to the claim made by such notice is then pending, the Escrowed Property or such portion of it as at the time remains in escrow, together with all dividends and distributions received by the Escrow Agent with respect thereto, shall be returned to Assignor on June 30, 1998.

         SECTION 1.04 TERMINATION OF ESCROW ACCOUNT. This Agreement and the Escrow Account will terminate at 5:00 P.M., New York City local time, on the date on which all of the FGC Shares contained in the Escrow Account shall be distributed as set forth above.

         SECTION 1.05 VOTING. The FGC Shares held in the Escrow Account shall be voted by Assignor or its designees.

II.      NOTICES.

         Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be (a) delivered by hand, (b) sent by certified mail return receipt requested, with proper postage prepaid, or (c) sent by over-night delivery and addressed as follows:

         If to FGC to it at:

         225 Broadhollow Road
         Melville, New York 11747
         Attention: General Counsel
         (516) 694-1666

         with a copy to:

         Baker & Botts, L.L.P.

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         599 Lexington Avenue
         New York, New York 10022
         Attention: Joseph E. Young
         Tel: (212)-705-5088
         Fax: (212)-705-5001

         If to Assignor to it at:

         Carver Golf Enterprises, Inc.
         45 Reservoir Park Drive
         Rockland, Massachusetts 02370

         Attention: William P. Kelly
         Tel: (617) 871-4444
         Fax: (617) 871-8521

         with a copy to:

         Davis, Malm & D'Agostine, P.C.
         One Boston Place
         Boston, Massachusetts 02108
         Attention: Robert E. Richards, Jr., Esq.
         Tel: (617) 367-2500
         Fax: (617) 305-3133

         If to the Escrow Agent, to it at:

         2 Broadway
         New York, New York 10004
         Attention:  Steve Nelson
         Tel:  (212) 509-4000
         Fax:  (212) 509-5150

or to such other address as the person to whom notice is to be given may have previously furnished to the others in the above-referenced manner. Except as otherwise provided herein, no notice or communication shall be effective until received or refused.

III.     CONCERNING THE ESCROW AGENT.

         To induce the Escrow Agent to act hereunder, it is further agreed by each of Assignor, Assignee and FGC that:

         (i) The Escrow Agent shall not be under any duty to give the Escrowed Property

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held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Agreement.

         (ii) This Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Agreement.

         (iii) The Escrow Agent shall not be liable, except for its own gross negligence, willful misconduct or breach of any representations, warranties or covenants contained in this Agreement, and, except with respect to claims based upon such gross negligence, willful misconduct or breach that are successfully asserted against the Escrow Agent, the other parties hereto shall jointly and severally indemnify and hold harmless the Escrow Agent (and any successor Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages, and expenses, including reasonable attorneys' fees and disbursements, arising out of, and in connection with, this Agreement. Without limiting the foregoing, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith, in accordance with the terms hereof, including, without limitation, any liability for any delays (not resulting from gross negligence or willful misconduct) in the investment or reinvestment of the Escrowed Funds, or any loss of interest incident to any such delays.

         (iv) The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument, or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it in good faith to be genuine and may assume, if in good faith, that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

         (v) The Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Escrow Agreement and shall not be liable for any action taken or omitted in good faith and in accordance with such advice.

         (vi) The Escrow Agent does not have any interest in the Escrowed Property deposited hereunder, but is serving as escrow holder only. Any payments of income from the Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes.

         This paragraph (vi) and paragraph (iii) of this Article III shall survive notwithstanding any termination of this Agreement or the resignation of the Escrow Agent.

         (vii) The Escrow Agent makes no representation as to the validity, value, genuineness, or the collectibility of any security or other documents or instrument held by, or

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delivered to, it.

         (viii) The Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

         (ix) The Escrow Agent (and any successor escrow agent) at any time may be discharged from its duties and obligations hereunder by the delivery to it of notice of termination signed by Assignor and FGC or at any time may resign by giving written notice to such effect to Assignor and FGC. Upon any such termination or resignation, the Escrow Agent shall deliver the Escrowed Property to any successor escrow agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction if no such successor escrow agent is agreed upon, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Escrow Agreement. The termination or resignation of the Escrow Agent shall take effect on the earlier of (A) the appointment of a successor (including a court of competent jurisdiction) or (B) the day that is 30 days after the date of delivery: (1) to the Escrow Agent of the other parties' notice of termination or (2) to the other parties hereto of the Escrow Agent's written notice of resignation. If at that time the Escrow Agent has not received a designation of a successor escrow agent, the Escrow Agent's sole responsibility after that time shall be to keep the Escrowed Property safe until receipt of a designation of successor escrow agent or a joint written disposition instruction by the other parties hereto or an enforceable order of a court of competent jurisdiction.

         (x) The Escrow Agent shall have no responsibility for the contents of any writing of any third party contemplated herein as a means to resolve disputes and may rely without any liability upon the contents thereof.

         (xi) In the event of any disagreement among or between the other parties hereto resulting in adverse claims or demands being made in connection with the Escrowed Property, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled to retain the Escrowed Property until the Escrow Agent shall have received (A) a final and non-appealable order of a court of competent jurisdiction directing delivery of the Escrowed Property or (B) a written agreement executed by the other parties hereto directing delivery of the Escrowed Property, in which event the Escrow Agent shall disburse the Escrowed Property in accordance with such order or agreement. Any court order referred to in (A) above shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Escrow Agent to the effect that said court order is final and non-appealable. The Escrow Agent shall act on such court order and legal opinions without further question.

         (xii) As consideration for its agreement to act as Escrow Agent as herein described, FGC shall pay the Escrow Agent fees determined in accordance with the terms set forth on Exhibit A hereto (and made a part of this Escrow Agreement as if herein set forth). In addition, FGC and Assignor agree to reimburse the Escrow Agent for all reasonable expenses, disbursements, and advances incurred or made by the Escrow Agent in performance of its duties hereunder (including

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reasonable fees, expenses, and disbursements of its counsel) and to share equally the costs thereof.

         (xiii) No publicly distributed material or other matter in any language (including, without limitation, notices and reports) which mentions the Escrow Agent's name or the rights, powers, or duties of the Escrow Agent shall be issued by the other parties hereto or on such parties' behalf unless the Escrow Agent shall first have given its specific written consent thereto.

IV.  MISCELLANEOUS.

         SECTION 4.01 BINDING EFFECT. This Escrow Agreement shall be binding upon, and inure solely to the benefit of, the parties hereto and their respective successors and assigns, heirs, administrators, and representatives, and shall not be enforceable by, or inure to the benefit of, any other third party, except as provided in paragraph (ix) of Article III with respect to the termination of, or resignation by, the Escrow Agent. No party may assign any of its rights or obligations under this Agreement without the written consent of the other parties.

         SECTION 4.02 CHOICE OF LAW. This Agreement shall be construed in accordance with, and governed by, the internal law of the State of Delaware (without reference to its rules as to conflicts of law).

         SECTION 4.03 MODIFICATION. This Agreement may only be modified by a writing signed by all of the parties hereto.

         SECTION 4.04 HEADINGS. The section headings herein are for convenience only and shall not affect the construction thereof. Unless otherwise indicated, references to Sections and Articles are to Sections and Articles, respectively, contained herein.

         SECTION 4.05 COUNTERPARTS. This Agreement may be executed in one or more counterparts but all such separate counterparts shall constitute but one and the same instrument; provided that, although executed in counterparts, the executed signature pages of each such counterpart may be affixed to a single copy of this Agreement which shall constitute an original.

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         IN WITNESS WHEREOF, the parties hereto have caused this Escrow
Agreement to be executed as of the day and year first above written.

                                       CARVER FAMILY GOLF CENTERS, INC.


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       FAMILY GOLF CENTERS, INC.


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       CARVER GOLF ENTERPRISES, INC.


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       CONTINENTAL STOCK TRANSFER &
                                       TRUST COMPANY


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

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